UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

January 7, 2019

IRONWOOD PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34620	04-3404176

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Binney Street Cambridge, Massachusetts	02142

(Address of principal executive offices)	(Zip code)

(617) 621-7722

(Registrant’s telephone
number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

Beginning on January 7, 2019, Ironwood Pharmaceuticals, Inc. (the “Company”) intends to use the presentation (the “Ironwood Presentation”) furnished herewith, or portions thereof, which provides updates on the Company’s recent business activities and other strategic matters, in one or more meetings with or presentations to investors.  The Ironwood Presentation contains information regarding the Company’s results of operations for 2018.  A copy of the Ironwood Presentation is furnished as Exhibit 99.1 and is incorporated herein by reference.

The Ironwood Presentation is being furnished pursuant to Item 2.02 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such document be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

Beginning on January 7, 2019, the Company intends to use the presentation (the “Cyclerion Presentation”) and business summary (the “Cyclerion Business Summary”) furnished herewith, or portions thereof, which provide an overview of the proposed business of Cyclerion Therapeutics, Inc., in one or more meetings with or presentations to investors.  Cyclerion Therapeutics, Inc. is expected to operate the Company’s soluble guanylate cyclase business following the Company’s planned separation into two independent, publicly traded companies.  Copies of the Cyclerion Presentation and Cyclerion Business Summary are furnished as Exhibit 99.2 and Exhibit 99.3, respectively, and are incorporated herein by reference.

The Cyclerion Presentation and the Cyclerion Business Summary are being furnished pursuant to Item 7.01 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall such document be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

This Current Report on Form 8-K contains forward-looking statements.  Investors are cautioned not to place undue reliance on these forward-looking statements, including statements about the Cyclerion’s business following the separation.  Each forward-looking statement is subject to risks and uncertainties that could cause actual events to differ materially from those expressed or implied in such statement. Applicable risks and uncertainties include those related to the possibility that the Company may not complete the separation on the terms or timeline currently contemplated, if at all, and the risks listed under the heading “Risk Factors” and elsewhere in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on November 6, 2018, and in the Company’s subsequent SEC filings, including SEC filings related to the proposed separation. These forward-looking statements (except as otherwise noted) speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to update these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description

99.1	Ironwood Presentation
99.2	Cyclerion Presentation
99.3	Cyclerion Business Summary

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ironwood Pharmaceuticals, Inc.

Dated: January 7, 2019	By:	/s/ Gina Consylman
	Name:	Gina Consylman
	Title:	Senior Vice President, Chief Financial Officer